Exhibit 4.13

                                                            AMENDED AND RESTATED
                                                          CREDIT AGREEMENT DATED
                                                              AS OF JUNE 3, 1996


                                     WAIVER


                  WAIVER, dated as of March 27, 1998 (this "Waiver"), under the Amended and Restated Credit Agreement, dated as of June 3, 1996 (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CANADA INC., a Canadian corporation (the "Canadian Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent to the lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Canadian Borrower and Holdings have requested the Lenders to waive certain covenants in the Credit Agreement as set forth herein; and

                  WHEREAS, the Lenders are willing to waive such covenants in the Credit Agreement on and subject to the terms and conditions thereof;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  SECTION 2. Waiver of Section 6.14 (Interest Coverage Ratio).
Section 6.14 of the Credit Agreement is hereby waived for the fiscal quarter ending March 28, 1998; provided that such waiver is effective only if the Interest Coverage Ratio is at least 1.75 to 1.00 for such fiscal quarter.

                  SECTION 3. Waiver of Section 6.16 (Leverage Ratio). Section
6.16 of the Credit Agreement is hereby waived for the fiscal quarter ending March 28, 1998; provided that such waiver is effective only if the Leverage Ratio is no greater than 2.50 to 1.00 for such fiscal quarter.

                  SECTION 4. Representations and Warranties. The parties hereto hereby represent and warrant to the Administrative Agent and each Lender that after giving effect to


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the waivers contained herein, each party hereto hereby confirms, reaffirms and restates the representations and warranties set forth in Article III of the Credit Agreement as if made on and as of the Waiver Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Waiver and (iii) the Credit Agreement as amended by this Waiver.

                  SECTION 5. Conditions Precedent. This Waiver shall become effective as of the date hereof (the "Waiver Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

                  (c) Waiver. The Administrative Agent shall have received this Waiver, executed and delivered by a duly authorized officer of each of the Borrower, the Canadian Borrower, Holdings and the Required Lenders.

                  (d) No Default or Event of Default. On and as of the Waiver Effective Date and after giving effect to this Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

                  (e) Representations and Warranties. The representations and warranties made by the Borrower and the Canadian Borrower in the Credit Agreement and herein after giving effect to this Waiver and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Waiver Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

                  (f) Acknowledgement and Consent. The Administrative Agent shall have received from each of Holdings, the Borrower, the Canadian Borrower and the other Loan Parties with respect to each Loan Document to which it is a party a duly executed Acknowledgment and Consent, substantially in the form of Exhibit A hereto.

                  SECTION 6. Continuing Effect of Credit Agreement. This Waiver shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  SECTION 7. Expenses. The Borrower and the Canadian Borrower agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Waiver and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Waiver and any other such documents.


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
                  SECTION 8. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


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
                          COLLINS & AIKMAN PRODUCTS CO.


                          By  /s/ J. Michael Stepp
                              Name:  J. Michael Stepp
                              Title: Executive Vice President and Chief Financial Officer


                          COLLINS & AIKMAN CANADA INC.


                          By  /s/ J. Michael Stepp
                              Name:  J. Michael Stepp
                              Title: Vice President and Chief Financial Officer

                          COLLINS & AIKMAN CORPORATION

                          By  /s/ J. Michael Stepp
                              Name:  J. Michael Stepp
                              Title: Executive Vice President and Chief Financial Officer

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


                          THE CHASE MANHATTAN BANK,
                          as Administrative Agent and as a Lender


                          By  _______________________________
                             Name:
                             Title:


                          BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION, as Managing Agent and a Lender


                          By
                             Name:
                             Title:


                          NATIONSBANK, N.A., as Managing Agent and a Lender


                          By
                             Name:
                             Title:


                          AERIES FINANCE LTD.


                          By
                             Name:
                             Title:


                          CERES FINANCE LTD.


                          By
                             Name:
                             Title:


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

                          STRATA FUNDING LTD.


                          By
                             Name:
                             Title:


                          THE BANK OF NEW YORK


                          By
                             Name:
                             Title:


                          THE BANK OF NOVA SCOTIA


                          By: _______________________________________
                              Name:
                              Title:


                          BANK OF SCOTLAND


                          By
                             Name:
                             Title:


                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                          By
                             Name:
                             Title:


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


                          BRANCH BANKING AND TRUST COMPANY


                          By
                             Name:
                             Title:


                          OCTAGON CREDIT INVESTORS LOAN PORTFOLIO (a unit of The Chase Manhattan Bank)


                          By
                             Name:
                             Title:


                          CIBC INC.


                          By
                             Name:
                             Title:


                          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE


                          By
                             Name:
                             Title:


                          COMMERCIAL LOAN FUNDING TRUST I


                          By
                             Name:
                             Title:


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


                          CREDIT LYONNAIS, NEW YORK BRANCH AND CREDIT LYONNAIS ATLANTA AGENCY


                          By
                             Name:
                             Title:


                          CREDITANSTALT CORPORATE FINANCE, INC.


                          By
                              Name:
                              Title:


                          CRESCENT/MACH I PARTNERS, L.P.

                          By: TCW Asset Management Company
                              its Investment Manager


                          By
                              Name:
                              Title:


                          CRESTAR BANK

                          By
                              Name:
                              Title:


                          CYPRESS TREE INVESTMENT PARTNERS I

                          By
                              Name:
                              Title:

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


                          DRESDNER BANK, A.G.


                          By
                             Name:
                             Title:


                          FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                          By
                              Name:
                              Title:


                          FUJI BANK, LIMITED


                          By
                              Name:
                              Title:


                          INDOSUEZ CAPITAL FUNDING II LTD.

                          By: Indosuez Capital, as Portfolio Advisor


                          By
                              Name:
                              Title:


                          THE INDUSTRIAL BANK OF JAPAN, LTD.


                          By
                             Name:
                             Title:

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


                          THE LONG-TERM CREDIT BANK OF JAPAN LTD., NEW YORK BRANCH


                          By
                              Name:
                              Title:


                          MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                          By
                              Name:
                              Title:


                          MERRILL LYNCH PRIME RATE PORTFOLIO
                          By: Merrill Lynch Asset Management, L.P.,
                              as Investment Advisor

                          By
                               Name:
                               Title:


                          PARIBAS CAPITAL FUNDING LLC


                          By
                               Name:
                               Title:


                          SENIOR HIGH INCOME PORTFOLIO, INC.


                          By
                             Name:
                             Title:



                          THE MITSUBISHI TRUST AND BANKING CORPORATION


                          By
                             Name:
                             Title:


                          THE FIRST NATIONAL BANK OF CHICAGO


                          By
                             Name:
                             Title:


                          NEW YORK LIFE INSURANCE COMPANY


                            By
                               Name:
                               Title:


                          NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


                            By
                               Name:
                               Title:


                          SOCIETE GENERALE


                            By
                               Name:
                               Title:
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


                          SUNTRUST BANK, ATLANTA


                            By
                               Name:
                               Title:


                            By
                               Name:
                               Title:


                          THE SUMITOMO TRUST & BANKING CO., LTD.


                            By
                               Name:
                               Title:


                          THE TORONTO-DOMINION BANK


                            By
                               Name:
                               Title:


                          TORONTO DOMINION (TEXAS), INC.


                           By
                               Name:
                               Title:


                          THE TRAVELERS INSURANCE COMPANY


                            By
                               Name:
                               Title:
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

                          UNITED STATES NATIONAL BANK OF OREGON


                          By
                             Name:
                             Title:


                          WACHOVIA BANK OF NORTH CAROLINA, N.A.


                            By
                               Name:
                               Title:


                          WELLS FARGO BANK


                            By
                               Name:
                               Title:


                          THE YASUDA TRUST & BANKING CO., LTD.


                             By
                                Name:
                                Title:


                           NATEXIS BANQUE BFCE


                           By:
                                  Name:
                                  Title:

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


                           SENIOR DEBT PORTFOLIO
                           By:  Boston Management and Research, as Investment Advisor


                           By:
                                   Name:
                                   Title:


                           ERSTE BANK


                           By:
                                  Name:
                                  Title:

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


                                                                    EXHIBIT A TO
                                                                          WAIVER

                           ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned corporations hereby:

         (a) acknowledges and consents to the execution, delivery and performance of the Waiver, dated as of March 27, 1998 (the "Waiver") to the Amended and Restated Credit Agreement dated as of June 3, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Canada Inc. (the "Canadian Borrower") Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"); and

         (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  March 27, 1998

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
                          COLLINS & AIKMAN PRODUCTS CO.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

                          COLLINS & AIKMAN CANADA INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Vice President and Chief Financial Officer

                          COLLINS & AIKMAN CORPORATION

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

                          PACJ, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

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
                          THE AKRO CORPORATION

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer


                         DURA CONVERTIBLE SYSTEMS, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer






                          GREFAB, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Vice President


                          WICKES ASSET
                          MANAGEMENT, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Vice President

                          COLLINS & AIKMAN INTERNATIONAL CORPORATION

                            By  /s/ Leonard F. Ferro
                             Name: Leonard F. Ferro
                             Title: Vice President, Treasurer


                          WICKES MANUFACTURING COMPANY

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Vice President

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


                          WICKES REALTY, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Vice President


                          AMCO CONVERTIBLE FABRICS, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer


                          COLLINS & AIKMAN PLASTICS, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

                          HUGHES PLASTICS, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

                          COLLINS & AIKMAN PROPERTIES, INC.

                            By  /s/ Leonard F. Ferro
                             Name: Leonard F. Ferro
                             Title: Secretary and Treasurer
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